Short-Term Loans and Long-Term Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Short-Term Loans and Long-Term Debt
8.	Short-Term Loans and Long-Term Debt
Short-term loans consisting of bank borrowings at December 31, 2020 and 2019 were ¥46,461 million and ¥40,800 million, respectively. The weighted average interest rate on short-term borrowings outstanding at December 31, 2020 and 2019 were 0.26% and 0.21%, respectively. Unused overdraft facilities at December 31, 2020 were ¥750,000 million. The overdraft facilities bear interest at a rate equal to a base rate plus a spread.
Long-term debt consisted of the following:

	December 31
	2020	2019
	(Millions of yen)
Loan from banks; bearing interest of 0.09% at December 31, 2020 and 0.08% at December 31, 2019 *1	344,000	354,000
Other debt *2	6,608	4,574

	350,608	358,574
Less current portion	(345,774)	(1,234)

	4,834	357,340

*1
Canon has unsecured revolving credit facility contracts expiring in December 2021. Canon prepaid ¥10,000 million of the loan with cash flows generated during the year ended December 31, 2020. The outstanding loans under the credit facilities are ¥344,000 million at a floating interest of 0.09% and Canon has no unused credit facilities as of December 31, 2020.

*2	The other debt consisted of term-loans and finance lease obligations as of December 31, 2020 and 2019.
The aggregate annual maturities of long-term debt outstanding at December 31, 2020 were as follows:

(Millions of yen)
Year ending December 31:
2021	345,774
2022	868
2023	702
2024	434
2025	231
Thereafter	2,599

350,608

Both short-term and long-term bank loans are primarily made under general agreements which provide that security and guarantees for present and future indebtedness will be given upon request of the bank, and that the bank shall have the right to offset cash deposits against obligations that have become due or, in the event of default, against all obligations due to the bank.